SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2004

                            Timberland Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

       Washington                     0-23333                   91-1863696
----------------------------      --------------            --------------------
State or other jurisdiction         Commission               (I.R.S. Employer
Of incorporation                    File Number              Identification No.)


624 Simpson Avenue, Hoquiam, Washington                                 98550
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number (including area code) (360) 533-4747


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (c) Exhibits

     99.1  Press Release of Timberland Bancorp, Inc. dated July 27, 2004


Item 9. Results of Operations and Financial Condition
-----------------------------------------------------

     On July 27, 2004, Timberland Bancorp, Inc. issued its earnings release for the quarter ended June 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     TIMBERLAND BANCORP,INC.


DATE:  July 27, 2004                                 By: /s/ Dean J. Brydon
                                                         -----------------------
                                                         Dean J. Brydon
                                                         Chief Financial Officer